[Flag Graphic omitted]


                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              FIRST QUARTER REPORT
                                 MARCH 31, 2000

                         [Graphic of five stars omitted]
         MORNINGSTAR RATED(TM) GABELLI GLOBAL TELECOMMUNICATIONS FUND 5
           STARS OVERALL AND FOR THE THREE-YEAR PERIOD ENDED 03/31/00
             AMONG 3571 DOMESTIC EQUITY FUNDS, AND FOR THE FIVE-YEAR
             PERIOD ENDED 03/31/00 AMONG 2283 DOMESTIC EQUITY FUNDS.

TO OUR SHAREHOLDERS,

      The story remains the same for the global telecommunications group--strong performance driven by technological advances, deregulation and consolidation.
Performance has not been uniform throughout all of the sub-sectors of the industry. This quarter, telephone companies excelled while communications equipment manufacturers were mixed and cable television operators retreated. There are also geographically oriented performance disparities. In general, our European and Asian holdings outperformed most of our U.S. investments during this reporting period. However, the broadly defined telecommunications group continued to be among the best performing market sectors around the globe. We expect this to continue as new products and services are introduced, regulatory barriers continue to crumble and merger and acquisition and restructuring activity remains strong.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, The Gabelli Global Telecommunications Fund's (the "Fund") total return was 4.94%. The Morgan Stanley Capital International World Free Index of global equity markets and Salomon Smith Barney Global Telecommunications Index had total returns of 1.17% and 2.81%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up an impressive 63.92% over the trailing twelve-month period. The Morgan Stanley World Free Index and Salomon Smith Barney Global Telecommunications Index rose 23.42% and 66.89%, respectively, over the same twelve-month period.

      For the five-year period ended March 31, 2000, the Fund's total return averaged 33.49% annually versus average annual returns of 18.64% and 34.04% for the Morgan Stanley World Free Index and Salomon Smith Barney Global Telecommunications Index, respectively. Since inception on November 1, 1993 through March 31, 2000, the Fund had a cumulative total return of 322.31%, which equates to an average annual total return of 25.16%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------
                                            Quarter
                           ---------------------------------------
                            1st         2nd        3rd       4th        Year
                            ---         ---        ---       ---        ----
2000:  Net Asset Value     $28.28       --         --         --         --
       Total Return          4.9%       --         --         --         --
--------------------------------------------------------------------------------
1999:  Net Asset Value     $19.18     $21.95     $22.88     $26.95     $26.95
       Total Return         15.4%      14.4%       4.2%      31.0%      80.3%
--------------------------------------------------------------------------------
1998:  Net Asset Value     $15.91     $16.22     $14.48     $16.62     $16.62
       Total Return         19.4%       1.9%     (10.7)%     24.0%      34.8%
--------------------------------------------------------------------------------
1997:  Net Asset Value     $11.29     $13.17     $14.22     $13.32     $13.32
       Total Return          0.1%      16.7%       7.9%       4.6%      31.9%
--------------------------------------------------------------------------------
1996:  Net Asset Value     $11.72     $12.16     $11.73     $11.28     $11.28
       Total Return          5.4%       3.8%      (3.5)%      3.3%       9.0%
--------------------------------------------------------------------------------
1995:  Net Asset Value      $9.77     $10.29     $11.12     $11.12     $11.12
       Total Return          0.4%       5.3%       8.1%       1.6%      16.2%
--------------------------------------------------------------------------------
1994:  Net Asset Value      $9.68      $9.62     $10.38      $9.73      $9.73
       Total Return         (5.1)%     (0.6)%      7.9%      (5.3)%     (3.7)%
--------------------------------------------------------------------------------
1993:  Net Asset Value       --         --          --      $10.20     $10.20
       Total Return          --         --          --        3.0%(b)    3.0%(b)
--------------------------------------------------------------------------------

--------------------------------------------------
     Average Annual Return - March 31, 2000 (a)
     ------------------------------------------
                     (Class AAA)

1 Year ................................     63.92%
5 Year ................................     33.49%
Life of Fund (b) ......................     25.16%
--------------------------------------------------

                     Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999       $2.940            $26.31
December 28, 1998       $1.310            $16.38
December 30, 1997       $1.550            $13.28
December 31, 1996       $0.840            $11.28
December 29, 1995       $0.182            $11.12
December 30, 1994       $0.095            $ 9.73
December 31, 1993       $0.102            $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on November 1, 1993. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C shares are targeted to the needs of investors who seek advice through financial consultants. For the month ended March 31, 2000, The Gabelli Global Telecommunications Fund Class A Shares had a total return of 1.04%, while the Class B Shares had a total return of 1.00% (Class C Shares have not been issued as of March 31, 2000). The Class A Shares and the Class B Shares ended the quarter with net asset values of $28.28 and $28.27, respectively.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HOLDINGS BY GEOGRAPHIC REGION - 3/31/00
United States        42.7%
Europe               15.5%
Canada                8.1%
Japan                 4.5%
Asia/Pacific Rim      6.5%
Latin America         3.3%
Cash                 19.4%

INDUSTRY ALLOCATION

      The accompanying chart depicts the Fund's holdings by industry sector as of March 31, 2000. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HOLDINGS BY INDUSTRY SECTOR - 3/31/00
Wireless/Satellite   21.9%
Local                16.6%
National             15.6%
Cable/Media          10.6%
Equipment             3.1%
Long Distance         7.4%
Utilities             3.0%
Broadband             0.7%
Business Services     1.7%
Cash                 19.4%

COMMENTARY

THE GREAT WHITE NORTH

      The announced restructuring of BCE reflects many of the trends that have helped propel telecommunications stocks in recent years and illustrates the kind of value still available in the market place. BCE is surfacing value by spinning off its stake in a leading telecommunications equipment maker, Nortel Networks. It is broadening its geographic reach and increasing its exposure to new technologies and services by increasing its ownership interest in Teleglobe. Finally, BCE is attempting to marry its distribution with content through an unsolicited bid for CTV, a Canadian broadcaster with strong news and sports programming assets. We believe BCE is making all the right strategic moves and value the company at more than double its current stock price. We also note that U.S. "Baby Bell" SBC Communications owns 20% of BCE subsidiary Bell Canada. If Canadian foreign ownership restrictions are repealed, SBC or some other large U.S. or foreign telecommunications concern could seek to acquire BCE outright.

TIME WARNER AND AOL--THE SHAPE OF DEALS TO COME

      The impending marriage of Time Warner and America Online combines the old economy with the new (content with distribution)--a merger trend that we believe will gain momentum in the years ahead. Wall Street is struggling over how to value the bride and the groom prior to the wedding. Analysts following AOL were accustomed to looking primarily at top line revenue growth and making assumptions regarding future operating margins. Analysts covering Time Warner (including yours truly) looked primarily at cash flow growth, and now must come up with a different yardstick to assess value.

      As evidenced by the decline in both stocks' share prices shortly after the merger was announced, both camps were disappointed with the deal. AOL loyalists did not like the fact that the addition of Time Warner would slow revenue growth and Time Warner enthusiasts saw healthy operating profits being diluted. Both stocks have rebounded since, and as we write, Time Warner is at a 52-week high.

      Backing away from the problem of valuing two very different companies and taking a longer-term view, the marriage of quality products and terrific distribution makes economic sense. Sometimes it will take the form of mutually rewarding joint venture arrangements. But, we also expect to see more deals with content and distribution companies finding synergistic partners. This trend should further intensify already strong merger and acquisition activity, providing an additional tailwind for the Fund.

GIVE ME A HOME WHERE THE WIRELESS ROAM

      Smaller U.S. telecommunications providers, particularly companies with substantial cellular communications assets, were among the Fund's poorest performers in the first quarter of 2000. Their retreat was sparked by lower roaming rates (the rates charged to customers "roaming" outside the providers' network areas). This should not have surprised investors. Managements have continually advised Wall Street that roaming rates would decline as competition in the wireless industry increased. The flip side of the coin is that lower roaming rates have resulted in increased roaming minutes, i.e. customers are more willing to use their cell phone outside their provider's territory. This has more than offset lower rates and roaming revenue continues to grow. In addition, as wireless data traffic increases, revenues from existing customers should continue to grow at a very attractive pace. Finally, companies such as ALLTEL, Centennial Cellular, CenturyTel, Rural Cellular and U.S. Cellular continue to add customers at a rapid clip. Market penetration in the areas these companies serve is low and as everyone, everywhere joins the wireless world, revenues and earnings should progress quite nicely.

THIS QUARTER'S SCORECARD

      Emerging market telecommunications companies topped our performance list this quarter, with CP Pokphand, Easycall Group, Pakistan Telecommunications, Tele Centro Oeste Celular and Telemig Celular all gaining nearly 100% or more. Cellular equipment companies L.M. Ericsson and Allen Telecom posted strong gains. Additionally, our northern neighbors, Aliant, AT&T Canada, BCE, BCT.Telus and QuebecTel Group, were quite friendly to the portfolio.

      As aforementioned, small domestic telephone companies with extensive cellular operations disappointed after performing exceptionally well over the past year. Cable television operators such as Cablevision Systems, Comcast, Cox Communications and NTL also retreated as merger and acquisition activity in the sector slowed. We believe that there are more deals on the horizon that will reinvigorate cable television stock performance.

LET'S TALK STOCKS

BCE INC. (BCE - $125.4375 - NYSE) is Canada's global communications company. BCE has announced a series of transactions in recent months. The company plans to spin off the majority of its stake in Nortel Networks Corp. (NT - $126.00 -
NYSE) to BCE shareholders. BCE shareholders will receive 0.78 shares of NT per BCE share. Other pending transactions include the acquisition of CTV Inc., a Canadian broadcaster, and Teleglobe Inc., a provider of global network services.

CABLE & WIRELESS PLC (CWP - $56.00 - NYSE) is a United Kingdom-based provider of global telecommunications network services. Major subsidiaries include Hong Kong Telecommunications (HKT - $25.75 - NYSE) (54% owned); the publicly traded, U.K.-based company, Cable & Wireless Communications (CWZ - $85.00 - NYSE) (53% owned), which is the largest cable system operator in the U.K.; and Cable & Wireless Optus in Australia. CWZ owns 100% of Mercury Communications, the second largest provider of telecommunications services in Britain, and is a majority stakeholder in Bell Cable Media, Nynex CableComms and Videotron Holdings plc. In August, the company agreed to sell Cable & Wireless Communications' consumer business to NTL Inc. (NTLI - $92.8125 - Nasdaq) for 8 billion pounds, and will retain its data assets including Mercury Communications. In late February, Pacific Century Cyberworks (1186 - $2.34 - Hong Kong Stock Exchange) offered to acquire Cable & Wireless HKT. Hong Kong Telecom is the dominant telecommunications service provider in Hong Kong. Cable & Wireless has dramatically expanded its global Internet presence with its September 1998 acquisition of Internet MCI for $1.75 billion and its recently announced acquisition of 8 Internet service providers in Europe.

CENTURY TEL INC. (CTL - $37.125 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.2 million access lines in the South and Midwest. CenturyTel also has over 700,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CTL has added seven states, ten cellular markets and 640,000 access lines to its business base. The acquired operations have nearly doubled Century's revenues. The company recently announced that it is acquiring about 460,000 access lines in 3 states for $1.5 billion. The company continues to build value through other ventures, primarily its long distance and competitive local exchange carrier operations.

ESAT TELECOM GROUP PLC (ESAT - $99.875 - NASDAQ) is a telecommunications operator in Ireland. Esat was formed to combine shareholdings in two telecommunications businesses. The first, Esat Telecommunications Ltd., is a wholly owned subsidiary of the company that provides sophisticated voice and broadband data services primarily to businesses utilizing fiber optic networks. The second, Esat Digifone Ltd., is a 49.5%-owned affiliate of the company that operates a cellular system under a GSM license covering Ireland.

GTE CORP. (GTE - $71.00 - NYSE) is one of the largest publicly held telecommunications companies in the world. GTE's domestic and international operations serve 26 million access lines in the United States and over 9.3 million in Canada, the Dominican Republic and Venezuela. GTE is a leading cellular operator in the U.S., with the potential of serving 72 million cellular and personal communications services ("PCS") customers. Outside the U.S., GTE operates cellular networks covering more than 34 million people. GTE is also a leader in government and defense communications systems and equipment, aircraft passenger telecommunications, directories and telecommunications-based information services and systems. In September 1999, Bell Atlantic (BEL - $61.125 - NYSE) and GTE announced a $100 billion wireless joint venture with VodafoneAirTouch plc (VOD - $55.5625 - NYSE) by contributing BEL'S and GTE's wireless assets to the new partnership. Upon completion of the BEL/GTE merger, expected in the second quarter of 2000, the combined company will be the largest domestic wireless provider with over 25 million subscribers.

LIBERTY MEDIA GROUP (LMG'A - $59.25 - NYSE), owned by AT&T Corp., is engaged in businesses which provide programming services, including production, acquisition and distribution through all media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks.

NTT MOBILE COMMUNICATIONS NETWORK INC. (9437.T - $19,660.16 - TOKYO STOCK EXCHANGE) provides various telecommunication services including cellular, pagers, alternative telephone (for ships and airplanes) and packet communication services. The company also sells cellular phones, car phones, and pager equipment. NTT Mobile Communications is now known as NTT DoCoMo in Japan.

SBC COMMUNICATIONS INC. (SBC - $42.00 - NYSE) is currently the largest regional Bell operating company in the U.S., with over 60 million domestic and 7 million proportionate international access lines. SBC also serves over 11 million domestic and over 3 million proportionate international wireless customers. SBC has a strong presence in Europe through its ownership of Tele Danmark (TLD - $46.4375 - NYSE), Belgacom, Cegetal and other companies as well as in Canada through ownership of Bell Canada (BCICF - $28.75 - Nasdaq) and in Mexico through Telefonos de Mexico. In April, SBC announced the formation of a joint venture with Bell South (BLS - $47.00 - NYSE) The companies will combine their domestic wireless operations forming the second largest wireless carrier in the U.S. behind the BEL/GTE/Vodafone joint venture.

TELECOM ITALIA MOBILE SPA (TIM.MI - $12.28 - MILAN STOCK EXCHANGE), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy and Europe, with over 18 million Global Systems for Mobile Communications ("GSM") subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two competitors, Omnitel and Wind.

TELEPHONE & DATA SYSTEMS INC. (TDS - $111.00 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $71.00 -
AMEX) and conducts its telephone operations through its wholly owned TDS Telecommunications Corp. (TDS Telecom) subsidiary, a full-service local exchange carrier. TDS conducts its broadband PCS operations through 82.3% owned Aerial Communications Inc. (AERL - $56.8125 - Nasdaq), which provides PCS service in the Minneapolis, Tampa-St. Petersburg-Orlando, Houston, Pittsburgh, Kansas City and Columbus Major Trading Areas. On September 20, 1999, VoiceStream Wireless (VSTR - $128.8125 - Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      Investing globally in the telecommunications industry continues to ring up excellent profits. Secular growth in this industry appears almost immune to cyclical economic influences, reflecting the necessity of developing modern telecommunications systems. Despite the telecommunications group's and the Fund's exceptional performance in recent years, we still see value in this dynamic growth industry.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.

                                   Sincerely,

     /S/ MARIO J. GABELLI                     /S/ MARC J. GABELLI

     MARIO J. GABELLI, CFA                    MARC J. GABELLI
     Portfolio Manager and                    Associate Portfolio Manager
     Chief Investment Officer

                                              /S/ IVAN ARTEAGA

                                              IVAN ARTEAGA, CFA
                                              Associate Portfolio Manager

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
      Telephone & Data Systems Inc.    NTT Mobile Communications Network Inc.
      Esat Telecom Group plc           SBC Communications Inc.
      Cable & Wireless plc             Telecom Italia Mobile SpA
      Liberty Media Group              GTE Corp.
      BCE Inc.                         CenturyTel Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              COMMON STOCKS -- 80.4%
              BROADCASTING -- 1.0%
     60,000   CanWest Global Communications
                Corp. ........................   $    645,000
     30,900   Chris-Craft Industries Inc.+ ...      1,967,944
     60,000   Paxson Communications Corp.,
                Cl. A+ .......................        465,000
     80,000   Price Communications Corp.+ ....      1,840,000
      1,000   TiVo Inc.+ .....................         34,625
                                                 ------------
                                                    4,952,569
                                                 ------------
              BUSINESS SERVICES -- 0.7%
      9,000   Carlisle Holdings Ltd.+ ........         70,312
      8,000   Convergys Corp.+ ...............        309,000
     20,000   Donnelley (R.H.) Corp. .........        340,000
     33,000   IDT Corp.+ .....................      1,369,500
     70,000   Securicor Group plc ............        141,016
      1,000   StarTek Inc.+ ..................         73,750
     12,600   Vivendi ........................      1,453,848
                                                 ------------
                                                    3,757,426
                                                 ------------
              CABLE -- 5.4%
     13,000   Adelphia Communications Corp.,
                Cl. A+ .......................        637,000
     11,500   Austar United Communications Ltd.+       59,011
     88,000   Cablevision Systems Corp., Cl. A+     5,346,000
     15,000   Charter Communications Inc., Cl. A+     214,922
     27,000   Comcast Corp., Cl. A ...........      1,113,750
     27,000   Comcast Corp., Cl. A, Special ..      1,171,125
     11,550   Cox Communications Inc.+ .......        560,175
      3,500   Mediacom Communications Corp.+ .         48,781
     75,000   MediaOne Group Inc.+ ...........      6,075,000
     51,000   NTL Inc.+ ......................      4,733,437
     25,090   Telewest Communications plc, ADR+     2,120,105
     70,000   UnitedGlobalCom Inc., Cl. A+ ...      5,254,375
     10,000   Videotron Groupe ...............        274,948
                                                 ------------
                                                   27,608,629
                                                 ------------
              COMMUNICATIONS EQUIPMENT -- 2.8%
    200,000   Allen Telecom Inc.+ ............      3,187,500
    120,000   Champion Technology Holdings, ADR        38,528
     15,000   Communications Systems Inc. ....        262,500
      8,000   Ericsson (L.M.) Telephone Co.,
                Cl. B, ADR ...................        750,500
    100,000   Furukawa Electric Co. Ltd. .....      1,679,895
     12,000   Gemstar International Group Ltd.+     1,032,000
      2,500   General Semiconductor Inc. .....         43,125
     17,000   GN Store Nord A/S ..............      1,475,334
      3,500   L-3 Communications Holdings Inc.+       182,000
      6,000   Lucent Technologies Inc. .......        364,500
      4,875   Motorola Inc. ..................        694,078
      7,000   Nokia Corp., Cl. A, ADR ........      1,520,750
      5,000   Nortel Networks Corp. ..........        630,000
     24,000   Scientific-Atlanta Inc. ........      1,522,500
        500   Siemens AG, ADR ................         71,811


                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

    300,000   Time Engineering Berhad+ .......   $    477,632
     15,000   TNT Post Group NV, ADR .........        335,625
                                                 ------------
                                                   14,268,278
                                                 ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.3%
      3,230   EarthLink Inc.+ ................         62,783
      1,500   El Sitio Inc. ..................         32,156
        100   Geoworks Corp. .................          3,563
      2,500   Korea Thrunet Co. Ltd., Cl. A+           96,719
     15,500   NBC Internet Inc., Cl. A+ ......        667,469
    150,000   Pacific Century CyberWorks Ltd.         350,605
        400   Via Net.Works Inc.+ ............         10,625
                                                 ------------
                                                    1,223,920
                                                 ------------
              DIVERSIFIED INDUSTRIAL -- 0.1%
     20,000   Hutchison Whampoa Ltd. .........        360,879
                                                 ------------
              ENERGY AND UTILITIES -- 3.0%
    350,000   Conectiv Inc. ..................      6,125,000
      3,000   E'Town Corp. ...................        189,750
    152,000   El Paso Electric Co.+ ..........      1,577,000
     12,000   Florida Public Utilities Co. ...        157,500
     10,000   FPL Group Inc. .................        460,625
     10,000   LG&E Energy Corp. ..............        228,750
      5,000   Montana Power Co. ..............        320,000
     37,862   SCANA Corp. ....................        929,985
      7,000   SJW Corp. ......................        819,000
     67,000   United Water Resources Inc. ....      2,328,250
     73,000   WICOR Inc. .....................      2,263,000
                                                 ------------
                                                   15,398,860
                                                 ------------
              ENTERTAINMENT -- 3.1%
      2,200   Liberty Digital Inc.+ ..........         84,700
    230,000   Liberty Media Group, Cl. A+ ....     13,627,500
     65,177   Metromedia International Group
                Inc.+ ........................        366,621
     10,000   Time Warner Inc. ...............      1,000,000
     12,000   USA Networks Inc.+ .............        270,750
     10,000   Viacom Inc., Cl. A+ ............        534,375
                                                 ------------
                                                   15,883,946
                                                 ------------
              EQUIPMENT AND SUPPLIES -- 0.2%
      5,000   Amphenol Corp., Cl. A+ .........        511,250
     20,000   Thyssen Krupp AG+ ..............        493,138
                                                 ------------
                                                    1,004,388
                                                 ------------
              FINANCIAL SERVICES -- 0.8%
    100,000   Travelers Property Casualty Corp.,
                Cl. A ........................      4,125,000
                                                 ------------
              PUBLISHING -- 1.2%
     10,000   Harcourt General Inc. ..........        372,500
     10,000   Media General Inc., Cl. A ......        523,750
      8,000   News Corp. Ltd., ADR ...........        450,000
    100,000   Seat-Pagine Gialle SpA .........        496,011

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              COMMON STOCKS (CONTINUED)
              PUBLISHING (CONTINUED)
      6,000   Telegraaf Holdingsmij - CVA ....   $    188,159
     45,000   Times Mirror Co., Cl. A ........      4,182,187
                                                 ------------
                                                    6,212,607
                                                 ------------
              RETAIL -- 0.0%
     12,000   Homegrocer.com Inc.+ ...........        124,500
                                                 ------------
              SATELLITE -- 2.2%
      3,000   American Mobile Satellite Corp.+         72,000
        500   Asia Satellite Telecommunications
              Holdings Ltd., ADR .............         20,219
      1,000   British Sky Broadcasting Group, ADR     158,938
     41,879   COMSAT Corp. ...................        863,754
     46,000   EchoStar Communications Corp.,
                Cl. A+ .......................      3,634,000
     34,000   General Motors Corp., Cl. H+ ...      4,233,000
     16,000   Globalstar Telecommunications Ltd.+     222,000
     70,000   Loral Space & Communications Ltd.+      713,125
     10,000   Orbital Sciences Corp.+ ........        150,000
      4,000   Pegasus Communications Corp.+ ..        563,000
     10,000   PT Indosat Tbk, ADR ............        171,875
     35,500   TCI Satellite Entertainment Inc.,
                Cl. A+ .......................        678,937
                                                 ------------
                                                   11,480,848
                                                 ------------
              TELECOMMUNICATIONS: BROADBAND -- 0.7%
      1,000   Adelphia Business Solutions Inc.+        61,625
     15,000   BroadWing Inc.+ ................        557,813
      4,000   Choice One Communications Inc.+         142,000
      3,500   Colt Telecom Group plc+ ........        692,562
      3,500   Davel Communications Group Inc.+          8,750
     10,000   Golden Telecom Inc. ............        455,000
     25,000   GST Telecommunications Inc.+ ...        153,125
     18,000   ICG Communications Inc+ ........        650,250
      5,000   Intermedia Communications Inc.+         241,562
      1,500   Jazztel plc, ADR+ ..............        121,406
      6,000   McLeodUSA Inc., Cl. A+ .........        508,875
      5,000   Startec Global Communications Corp.+    105,000
     10,000   USN Communications Inc.+ .......            800
                                                 ------------
                                                    3,698,768
                                                 ------------
              TELECOMMUNICATIONS: LOCAL -- 16.4%
     96,924   Aliant Inc.+ ...................      2,601,539
      3,000   Allegiance Telecom Inc.+ .......        241,875
     80,000   ALLTEL Corp. ...................      5,045,000
     24,000   AT&T Canada Inc., Cl. B+ .......      1,464,000
     15,200   Atlantic Tele-Network Inc. .....        180,500
     90,000   Bell Atlantic Corp. ............      5,501,250
     50,000   BellSouth Corp. ................      2,350,000
    233,000   CenturyTel Inc. ................      8,650,125
        500   Cia Riograndense Telecom .......            227
    450,000   Citizens Utilities Co., Cl. B+ .      7,368,750
    122,817   Commonwealth Telephone
                Enterprises Inc.+ ............      5,764,723


                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
     40,500   Commonwealth Telephone
                Enterprises Inc., Cl. B+ .....   $  1,883,250
     20,250   CoreComm Ltd.+ .................        891,000
      7,000   E.Spire Communications Inc. ....         49,219
     25,000   Eircom plc .....................        111,435
     12,000   Electric Lightwave Inc., Cl. A+         286,500
    150,000   First Pacific Co. Ltd. .........         72,722
     15,000   First Pacific Co. Ltd., ADR ....         36,602
      9,520   Global Telesystems Group Inc.+ .        195,160
    130,000   GTE Corp. ......................      9,230,000
     20,000   QuebecTel Group Inc. ...........        308,328
     65,000   RCN Corp.+ .....................      3,501,875
    265,000   Rogers Communications Inc.,
                Cl. B, ADR+ ..................      7,900,312
    243,232   SBC Communications Inc. ........     10,215,761
      9,000   Shenandoah Telecommunications Co.       363,375
     10,000   Sonera Group Oyj ...............        682,733
      4,600   Tele Centro Sul Participacoes
                SA, ADR ......................        372,600
     23,000   Tele Norte Leste Participacoes
                SA, ADR ......................        612,375
  1,000,000   TelecomAsia Corp. Public Co. Ltd.     1,652,565
     20,000   Telecom Argentina Stet France
               Telecom SA, ADR ...............        695,000
  6,578,531   Telecomunicacoes de
               Sao Paulo SA (Telesp) .........        114,836
     33,000   Telecomunicacoes de
               Sao Paulo SA (Telesp), ADR ....        979,688
      5,000   Time Warner Telecom Inc., Cl. A+        397,500
     58,000   US West Inc. ...................      4,212,250
                                                 ------------
                                                   83,933,075
                                                 ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 7.4%
     30,000   AT&T Corp. .....................      1,687,500
     25,000   Call-Net Enterprises Inc.+ .....        138,507
        270   DDI Corp. ......................      2,206,067
     23,000   Embratel Participacoes SA, ADR+         589,375
    226,000   Esat Telecom Group plc, ADR+ ...     22,571,750
     68,000   General Communication Inc., Cl. A+      365,500
     65,000   Global Crossing Ltd.+ ..........      2,660,937
     14,000   KDD Corp. ......................      1,177,971
     12,000   MCI WorldCom Inc.+ .............        543,750
     20,000   Qwest Communications International
                Inc.+ ........................        970,000
      5,000   RSL Communications Ltd., Cl. A+         120,000
     40,000   Sprint Corp. ...................      2,520,000
     25,000   Teleglobe Inc. .................        679,668
      5,000   Telegroup Inc.+ ................            250
     45,000   VDC Communications Inc.+ .......        177,188
     34,000   Viatel Inc.+ ...................      1,706,375
                                                 ------------
                                                   38,114,838
                                                 ------------
              TELECOMMUNICATIONS: NATIONAL -- 15.4%
    106,000   BCE Inc. .......................     13,296,375
     71,079   BCT.Telus Communications Inc. ..      2,103,508
    200,000   BCT.Telus Communications Inc.,
                Cl. A ........................      5,918,789

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS: NATIONAL (CONTINUED)
      1,500   British Telecommunications
                plc, ADR .....................  $     282,188
     15,000   Cable & Wireless plc ...........        281,395
    264,000   Cable & Wireless plc, ADR ......     14,784,000
     34,000   Cable & Wireless Communications
                plc, ADR .....................      2,890,000
     30,000   Cable & Wireless HKT Ltd., ADR .        772,500
 11,345,453   Cable & Wireless Jamaica Ltd. ..        447,850
     64,000   Compania de Telecomunicaciones
               de Chile SA, ADR ..............      1,456,000
     16,000   Deutsche Telekom AG, ADR+ ......      1,284,000
      2,000   France Telecom SA, ADR .........        353,875
      4,707   Hellenic Telecommunications
               Organization SA ...............        133,907
      2,200   Hellenic Telecommunications
               Organization SA, ADR+ .........         31,900
      8,000   Hungarian Telephone & Cable Corp.+       66,500
         80   Japan Telecom Co. Ltd. .........      3,389,005
      5,000   Korea Telecom Corp. ............        443,339
     15,000   KPN NV, ADR ....................      1,725,000
        500   Magyar Tavkozlesi Rt, ADR ......         22,313
        237   Nippon Telegraph & Telephone Corp.    3,762,088
     11,500   Nippon Telegraph & Telephone
                Corp., ADR ...................        906,344
      1,500   Pakistan Telecommunications, GDR (a)     94,942
     50,000   Philippine Long Distance
               Telephone Co., ADR ............      1,096,875
     60,000   Portugal Telecom SA, ADR .......        746,250
     21,600   PT Telekomunikasi Indonesia, ADR        205,200
      7,000   Rostelecom, ADR ................        166,250
    100,000   Singapore Telecommunications Ltd.       142,540
     53,000   Swisscom AG, ADR ...............      2,023,938
     20,000   Tele Danmark A/S, ADR ..........        928,750
     21,000   Telecom Corp. of New Zealand
                Ltd., ADR ....................        770,438
    190,000   Telecom Italia SpA .............      2,838,178
     15,000   Telecom Italia SpA, ADR ........      2,280,000
  3,355,677   Telecomunicacoes de Rio de
                Janeiro SA ...................        104,534
     28,000   Telefonica de Argentina SA,
                Cl. B, ADR ...................      1,099,000
     21,000   Telefonica del Peru, ADR .......        357,000
    500,000   Telefonica del Peru, Cl. B .....        847,555
     68,340   Telefonica SA, ADR .............      5,099,873
     62,000   Telefonos de Mexico SA,
                Cl. L, ADR ...................      4,154,000
    304,000   Telekom Malaysia Berhad ........      1,248,000
      2,400   Telstra Corp. Ltd., ADR ........         56,400
      8,075   Thai Telephone & Telecom, GDR+ (a)        6,460
      3,000   Veba AG ........................        153,399
                                                 ------------
                                                   78,770,458
                                                 ------------
              WIRELESS COMMUNICATIONS -- 19.7%
     40,000   ABC Communications Holdings Ltd.         11,815
     90,000   Aerial Communications Inc.+ ....      5,113,125
        200   AirGate PCS Inc.+ ..............         21,100


                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
        533   Bouygues Group .................    $   422,590
        500   Celular CRT Participacoes ......            230
     10,500   Centennial Cellular Corp., Cl. A+       255,281
      2,000   Clearnet Communications Inc., Cl. A+     82,375
     35,000   CP Pokphand, ADR+ ..............         48,320
        200   Dobson Communications Corp., Cl. A+       4,600
      5,300   Easycall Group+ ................          3,086
    240,000   Europolitan Holdings AB ........      5,174,452
     42,988   Grupo Iusacell SA, Nuevo ADR ...        870,507
     26,000   Himachal Futuristic (a) ........      3,061,500
     24,000   Jasmine International+ .........         18,879
     40,000   Leap Wireless International Inc.+     3,947,500
     28,000   Libertel NV+ ...................        597,894
      1,500   Metrocall Inc.+ ................         15,000
     17,000   Nextel Communications Inc., Cl. A+    2,520,250
        200   Nextel Partners Inc., Cl. A+ ...          5,800
        250   NTT Mobile Communications
                Network Inc. .................     10,249,793
     15,000   PNV.net Inc. ...................         67,500
    140,000   Rogers Cantel Mobile
                Communications Inc., Cl. B+ ..      5,661,250
     20,000   Rural Cellular Corp., Cl. A+ ...      1,351,250
    145,000   SK Telecom Co. Ltd., ADR .......      5,655,000
     20,000   Sprint Corp. (PCS Group)+ ......      1,306,250
     80,000   Technology Resources Industries         126,316
      2,300   Tele Celular Sul Participacoes
                SA, ADR ......................        115,000
      7,666   Tele Centro Oeste Celular
               Participacoes SA, ADR .........         89,117
        460   Tele Leste Celular Participacoes
                SA, ADR ......................         27,600
      1,150   Tele Nordeste Celular
                Participacoes SA, ADR ........         82,513
        460   Tele Norte Celular Participacoes
                SA, ADR ......................         28,520
     10,600   Tele Sudeste Celular Participacoes
                SA, ADR ......................        529,338
      5,000   Telecel-Comunicacaoes Pessoais
                SA, ADR ......................         97,670
    801,000   Telecom Italia Mobile SpA ......      9,832,908
      2,000   TeleCorp PCS Inc. ..............        103,500
      1,150   Telemig Celular Participacoes
                SA, ADR ......................        101,847
    230,000   Telephone & Data Systems Inc. ..     25,530,000
  5,272,417   Telesp Celular Participacoes SA          86,587
      9,200   Telesp Celular Participacoes
                SA, ADR ......................        521,525
      4,000   Teligent Inc., Cl. A ...........        267,250
     20,000   Total Access Communications plc+         64,000
        200   Tritel Inc., Cl. A+ ............          7,650
        200   Triton PCS Holdings Inc., Cl. A+         11,950
    106,000   United States Cellular Corp+ ...      7,526,000
     10,000   Vimpel Communications, ADR+ ....        423,125
     51,000   Vodafone AirTouch plc, ADR .....      2,833,688
     32,000   VoiceStream Wireless Corp.+ ....      4,122,000
      5,000   Western Wireless Corp., Cl. A+ .        229,063
     30,000   Winstar Communications Inc.+ ...      1,800,000
                                                 ------------
                                                  101,022,514
                                                 ------------
              TOTAL COMMON STOCKS ............    411,941,503
                                                 ------------

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              PREFERRED STOCKS -- 0.4%
              ENTERTAINMENT -- 0.0%
      1,500   Metromedia International Group Inc.,
               7.25% Cv. Pfd. ................   $     48,000
                                                 ------------
              TELECOMMUNICATIONS: LOCAL -- 0.3%
     20,000   Citizens Utilities Co.,
               5.00% Cv. Pfd. ................      1,250,000
    221,568   Telecomunicacoes de
               Sao Paulo SA (Telesp), Pfd. ...          6,514
                                                 ------------
                                                    1,256,514
                                                 ------------
              TELECOMMUNICATIONS: NATIONAL -- 0.1%
     10,000   Philippine Long Distance Telephone Co.,
               $3.50 Cv. Pfd., Ser. III ......        416,250
        500   Telecomunicacoes de Parana SA, Pfd.         215
                                                 ------------
                                                      416,465
                                                 ------------
              WIRELESS COMMUNICATIONS -- 0.0%
  3,355,677   Telerj Celular SA, Pfd., Cl. B+          91,142
    197,927   Telesp Celular Participacoes SA, Pfd.+    4,489
                                                 ------------
                                                       95,631
                                                 ------------
              TOTAL PREFERRED STOCKS .........      1,816,610
                                                 ------------

    PRINCIPAL
     AMOUNT
    ---------
              CORPORATE BONDS -- 0.2%
              TELECOMMUNICATIONS: NATIONAL -- 0.2%
$ 1,000,000   Telekom Malaysia Berhad,
               4.00%, 10/03/04 (a) ...........        912,500
                                                 ------------
              WIRELESS COMMUNICATIONS -- 0.0%
    250,000   Technology Resources Industries,
               Sub. Deb. Cv.
               2.75%, 11/28/04 (a) ...........        231,250
                                                 ------------
              TOTAL CORPORATE BONDS ..........      1,143,750
                                                 ------------

              U.S. GOVERNMENT OBLIGATIONS -- 19.5%
100,354,000   U.S. Treasury Bills,
               5.38% to 6.06%++,
               due 04/06/00 to 05/18/00 ......    100,019,778
                                                 ------------

                                                   MARKET
                                                   VALUE
                                                   ------
              TOTAL INVESTMENTS -- 100.5%
                (Cost $325,336,620) ..........   $514,921,641

              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.5)% ..     (2,404,192)
                                                 ------------
              NET ASSETS -- 100.0%
                (18,124,148 shares outstanding)  $512,517,449
                                                 ============

  PRINCIPAL                           SETTLEMENT   NET UNREALIZED
   AMOUNT                                DATE       DEPRECIATION
  ---------                           ----------   --------------
              FORWARD FOREIGN EXCHANGE CONTRACTS
 6,874,651(b) Deliver Hong Kong Dollars
               in exchange for
               USD $883,147 ........   08/24/00     $(10,397)
                                                    ========
------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the market value of Rule 144A securities amounted to $4,306,652 or 0.8% of total net assets.
(b)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
USD - U.S. Dollars.

                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------      ------     ------------
    North America ................   70.2%     $361,181,325
    Europe .......................   15.5%       80,036,099
    Asia/Pacific Rim .............    6.5%       33,184,464
    Japan ........................    4.5%       23,371,164
    Latin America ................    3.3%       17,148,589
                                    -----      ------------
                                    100.0%     $514,921,641
                                    =====      ============

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
          Mario J. Gabelli, CFA           Karl Otto Pohl
          CHAIRMAN AND CHIEF              FORMER PRESIDENT
          INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
          GABELLI ASSET MANAGEMENT INC.

          Felix J. Christiana             Werner J. Roeder, MD
          FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
          DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

          Anthony J. Colavita             Anthonie C. van Ekris
          ATTORNEY-AT-LAW                 MANAGING DIRECTOR
          ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

          John D. Gabelli
          SENIOR VICE PRESIDENT
          GABELLI & COMPANY, INC.

                         OFFICERS AND PORTFOLIO MANAGERS
          Mario J. Gabelli, CFA           Marc J. Gabelli
          PRESIDENT AND CHIEF             ASSOCIATE PORTFOLIO MANAGER
          INVESTMENT OFFICER

          Bruce N. Alpert                 Ivan Arteaga, CFA
          VICE PRESIDENT AND TREASURER    ASSOCIATE PORTFOLIO MANAGER

          James E. McKee
          SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB401Q100SR


                                             [Photo of Mario J. Gabelli omitted]

THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2000